Exhibit 99.1

    ATG Shareholders Approve Acquisition of Primus Knowledge Solutions, Inc.; Combination Creates a Leader in Online Commerce, Marketing and Service Software


   CAMBRIDGE, Mass.--(BUSINESS WIRE)--Oct. 29, 2004--ATG (Art Technology Group, Inc., NASDAQ: ARTG) today announced that its proposed acquisition of Primus Knowledge Solutions, Inc. (NASDAQ:
PKSI) was approved by ATG shareholders at a special meeting held today. Based on a preliminary tabulation, over 95% of the votes cast were in favor of the acquisition. The final certification of the vote by the inspector of elections is expected to be received on Monday, November 1, 2004.
   In the merger, Primus shareholders will be entitled to receive
1.3567 shares of ATG common stock for each Primus share they hold. ATG expects the transaction to close immediately following the final certification of the vote on Monday, November 1, 2004.
   "We are gratified that our shareholders have joined ATG's customers and partners, as well as industry analysts, in recognizing the strategic and economic benefits of the Primus combination," said Bob Burke, president and CEO of ATG. "ATG now enters an exciting new phase of its evolution with the acquisition of Primus. We will go to market with the industry's most complete e-business solution - combining our best-of-breed online commerce and marketing applications with Primus' recognized leadership in self- and assisted-service software. With more than 600 active customers on a combined basis, we will have significant cross-selling and up-selling opportunities."
   Burke added, "Our attention now will turn to rapidly integrating the two companies. From a technology perspective, our product sets are highly complementary, and our R&D organization will ensure that customers realize the full value that cohesive, end-to-end e-business solutions can deliver. Given the tremendous technology and operational synergies that are inherent in this transaction, we believe the new ATG is better positioned for growth and sustained profitability."
   In connection with the Primus acquisition, Michael Brochu, chairman, president and CEO of Primus, and Daniel Regis, chairman of Primus' audit committee, will join ATG's board of directors.
   ATG also announced today that Mitchell-Wright Technology Group LLC ("MWTG") voted in favor of the Primus acquisition and terminated its solicitation against the transaction.
   ATG will also add an additional independent director to its board of directors. The new director, who will be appointed as a Class I director, will be selected by the board with input from Apex Capital, LLC, the company's largest stockholder, and MWTG. The addition of Messrs. Brochu and Regis, and the new Class I director, will bring the total number of ATG directors to ten.
   ATG also announced that its nominating and corporate governance committee will engage an independent consultant to assist the committee in reviewing ATG's corporate governance procedures. ATG will disclose the results of the committee's review to the company's stockholders by March 1, 2005.
   "In the course of the proxy solicitation process for approval of the acquisition, we heard directly from many of our stockholders, including our largest stockholders such as Apex Capital and MWTG, and received valuable input which we believe will be helpful as we move forward with the integration of ATG and Primus," Burke said.

   ABOUT PRIMUS KNOWLEDGE SOLUTIONS, INC.

   Primus Knowledge Solutions (NASDAQ: PKSI) develops award-winning software that enables companies to provide a superior customer experience via contact centers, help desks, Web self-service, and electronic communication channels. Primus technology powers every interaction with knowledge to increase customer satisfaction and reduce operational costs. The company continues to receive industry accolades for its robust product platform, including a 2004 CRM Excellence Award and 2004 Users Choice Award for Primus(R) KnowledgeCenter, and "Strong Positive" ratings from Gartner, the leading provider of research and analysis on global IT, in both the Web Self-Service Gartner MarketScope for 1H04 and the ERMS Gartner MarketScope for 1H04. In 2003, Primus received the STAR Award for "Best Support Technology Vendor" from the Service & Support Professionals Association (SSPA), was recognized for its trend-setting products and named one of the "100 Companies that Matter in Knowledge Management" by KMWorld magazine, and received the CRM Excellence Award from the editors of Customer Interaction Solutions magazine. Global organizations such as Allied Irish Bank, The Boeing Company, CompuCom, EMC, Ericsson, Inc., Fujitsu Limited, Inc., IBM, HSBC, Orange, Motorola, 3Com, and T-Mobile rely on Primus technology to enhance their customer service and support initiatives. Visit www.primus.com for more information.

   ABOUT ATG

   ATG (Art Technology Group, Inc., NASDAQ: ARTG) delivers innovative software to help high-end consumer-facing companies create a richer, more adaptive interactive experience for their customers and partners online and via other channels. ATG has delivered category-leading e-business solutions to many of the world's best-known brands including A&E Networks, American Airlines, AT&T Wireless, Best Buy, Fidelity Investments, France Telecom, Friends Provident, Hewlett-Packard, InterContinental Hotels Group, Kingfisher, Merrill Lynch, Neiman Marcus, Philips, Procter & Gamble, Target, US Army, US Federal Aviation Administration, Warner Music, and Wells Fargo. The company is headquartered in Cambridge, Massachusetts, with additional locations throughout North America, Europe, and Asia. For more information about ATG, please visit www.atg.com.

   (C) 2004 Art Technology Group, Inc. ATG and Art Technology Group are registered trademarks of Art Technology Group, Inc. All other product names, service marks, and trademarks mentioned herein are trademarks of their respective owners.

   Additional Information About The Acquisition And Where To Find It

   ATG has filed a registration statement on Form S-4 in connection with the transaction, and ATG and Primus have mailed a joint proxy statement/prospectus to their respective stockholders in connection with the transaction. Investors and security holders of ATG and Primus are urged to read the joint proxy statement/prospectus because it contains important information about ATG, Primus and the transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus at the SEC's Web site at www.sec.gov. A free copy of the joint proxy statement/prospectus may also be obtained from ATG or Primus. ATG and Primus file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 450 5th Street, N.W., Washington, D.C., 20549, or any of the SEC's other public reference rooms. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. The reports, statements and other information filed by ATG and Primus with the SEC are also available for free at the SEC's Web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from ATG or Primus.
   The executive officers and directors of ATG and Primus may be deemed to be participants in the solicitation of proxies from the stockholders of Primus and ATG in favor of the acquisition. A description of the interests of ATG's executive officers and directors in ATG is set forth in the proxy statement for ATG's 2004 Annual Meeting of Stockholders, which was filed with the SEC. A description of the interests of Primus' executive officers and directors in Primus is set forth in the proxy statement for Primus' 2004 Annual Meeting of Stockholders, which was filed with the SEC. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of ATG's and Primus' executive officers and directors in the acquisition by reading the joint proxy statement/prospectus filed with the SEC.

   This press release contains forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include those regarding the timing of the completion of the acquisition, global footprint and customer base following the integration; the expected technology and operational synergies of the combined company; and the expected effect of those synergies on ATG's financial performance. Such statements involve known and unknown risks and uncertainties that may cause ATG's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Important risk factors affecting ATG's business generally may be found in their periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. Risk factors related to the subject matter of this press release include: the possibilities that ATG may not be successful in integrating Primus' business with its own; that depreciation, amortization and potential impairment charges associated with the acquisition could adversely affect the combined company's results of operations; that ATG's and Primus' partners, customers or investors may react unfavorably to the combination; that if the acquisition is not completed, ATG's and Primus' businesses may be harmed; the risks and costs of potential and existing intellectual property litigation; the possibility that either company's product deployments will not be successful, on time or significantly enhance the user's Internet experience or handle user volumes; that those customers leveraging the combined companies' products won't have the opportunity to increase revenue and decrease future costs; the need to adapt to rapid changes so products do not become obsolete; the possibility of errors in both companies' software products; the possibility that the company will not be successful in combining the companies' solutions or the companies' combined solutions will not make customer implementations faster or more flexible or permit the customer to meet its customer-facing or infrastructure requirements; that the companies' products will not continue to be integrated with third party applications or application servers or will not support all Web services enabled systems; that ATG's product strategy may change in the future; and the risks and costs of intellectual property litigation. ATG undertakes no obligation to update any of the forward-looking statements after the date of this press release.



    CONTACT: ATG
             Media Contact:
             Tucker Walsh, 617-386-1159
             twalsh@atg.com
             or
             Investor Contact:
             Edward Terino, 617-386-1005
             eterino@atg.com